EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”), desires to become a holder of common shares (the “Shares”) of Nexscient, Inc., a corporation organized under the laws of the State of Delaware (the “Company”).

Accordingly, the Subscriber hereby agrees as follows:

1. Subscription.

a. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.75 per share (“Purchase Price”). This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Agreement. The Subscriber acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Company in writing.

b. The closing of the Subscription of Shares hereunder (the “Closing”) shall occur immediately upon: (i) receipt and acceptance by the Company of a properly executed Signature Page to this Agreement; and (ii) receipt of all funds for the subscription of shares hereunder.

2. Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

a. A check, ACH debit transferor wire payment in the amount set forth on the Signature Page attached to this Agreement, representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of Nexscient, Inc.

b. This subscription shall be deemed to be accepted only when this Agreement has been signed by an authorized officer or agent of the Company, and the deposit of the payment of the purchase price for clearance will not be deemed an acceptance of this Agreement;

c. The Company shall have the right to reject this subscription, in whole or in part;

d. The payment of the Purchase Price (or, in the case of rejection of a portion of the subscriber's subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest or deduction, if subscriber's subscription is rejected in whole or in part or if the Offering is withdrawn or canceled;

e. Upon acceptance by the Company Subscriber shall receive notice and evidence of the digital entry (or other manner of record) of the number of the shares owned by subscriber reflected on the books and records of Company and verified by Company's transfer agent (the "Transfer Agent"), which books and records shall bear a notation that the shares were sold in reliance upon the Registration Statement on Form S-1, as defined below.

3. Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

a. Such Subscriber acknowledges the public availability of the Company's current prospectus (the "Prospectus") which is made available in the Company's Registration Statement on Form S-1 (File No. ___________), declared effective by the Securities and Exchange Commission on September 15, 2023. This Prospectus sets forth the terms and conditions of the offering of Shares (the “Offering”) and the risks associated therewith are described. Such Subscriber acknowledges the public availability of the Company’s current prospectus.

b. All information herein concerning the Subscriber is correct and complete as of the date hereof and as of the date of Closing.

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c. Such subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement. Upon execution and delivery, this Agreement will be a valid and binding obligation of subscriber, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

d. If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

e. Subscriber acknowledges and agrees that there is a limited public market for the securities and Subscriber acknowledges that subscriber is able to bear the economic risk of losing subscriber's entire investment in the securities. Subscriber also understands that an investment in Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of securities.

f. Subscriber understands that Company is subject to all the risks that apply to early-stage companies, whether or not those risks are explicitly set out in the Prospectus.

4. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of Delaware.

5. Execution in Counterparts. This Agreement may be executed in one or more counterparts.

6. Persons Bound. This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

7. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein.

8. CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

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SUBSCRIBER SIGNATURE

The undersigned, desiring to subscribe for the number of Shares of Nexscient, Inc. (the “Company”) as is set forth below, acknowledges that he/she has received and understands the terms and conditions of the Agreement attached hereto and that he/she does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Date: _______________________________________________

Number of Shares: _______________________________________________
Total Amount of Subscription (Shares x $0.75 per share): $_______________________
Exact name(s) of Subscriber(s): ____________________________________________________

Signature of Subscriber: _________________________
Print Name: ___________________________________
Address: _____________________________________

City, State, Zip: _______________________________

Country: ____________________________________

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